UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 28, 2010

FOUR STAR HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Florida	000-53439	26-1427633
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number
100 Four Star Lane Odenville, AL 35120 (Address of principal executive offices including zip code)

(205) 640-3726
(Registrant’s telephone number, including area code)

__________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

Dismissal of Independent Accountant

On June 28, 2010, Four Star Holdings, Inc. (the “Company”) advised Lake & Associates CPAs, LLC (the “Former Auditor”) that it was dismissed as the Company’s independent registered public accounting firm.  Except as noted in the paragraph immediately below, the reports of the Former Auditor on the Company’s consolidated financial statements for the years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of the Former Auditor on the Company’s consolidated financial statements as of and for the years ended December 31, 2009 and December 31, 2008, contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the years ended December 31, 2009 and December 31, 2008, the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such years.

During the years ended December 31, 2009 and December 31, 2008, and through the June 28, 2010, there were reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K including acquisitions of entities in transactions in connection with business combinations and the filing of Form 10Q for the first quarter of 2010 without a review of an independent and registered certified public accounting firm. The Company will be required to file a Form 10QA with including a consent letter from the succeeding auditor and relinquishes the Former Auditor of any responsibility thereof.

The decision to dismiss the Former Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Audit Committee.

On June 30th, 2010, the Company hired Labrozzi & Co., PA of Miami, Florida as its independent auditor.  Labrozzi & Co will audit the 2010 financial statements for the Company and review the quarterly financials for 2010 and 2011 in connection with filing periodic 10-Q reports.

Item 9.01  Financial Statements and Exhibits

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit Number	Description
16.1	Letter from Lake & Associates CPAs, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Four Star Holdings, Inc.

Date: June 29, 2010	By: /s/ Alvin Rhoney
Alvin Rhoney
Chief Financial Officer